No.: 17612011280097

  SPD Bank

Working Capital Borrowing Contract

1

SPD Bank	Working Capital Borrowing Contract

Working Capital Borrowing Contract
Borrower: Shishi Feiying Plastic Co., Ltd

Lender: Quanzhou Branch of Shanghai Pudong Development Bank

Whereas:

The Borrower has applied to the Lender for working capital borrowing due to fund turnover need. After the examination, the Lender agrees to provide loans according to the terms and conditions of this Contract. To specify the rights and obligations of both parties, both parties shall in accordance with related laws and regulations of the People's Republic of China specially conclude the Contract through negotiation to follow.

Meanwhile, the Borrower and Lender shall confirm the following primary terms and conditions (√for the terms selected and × for those unselected):

☑ The Contract is signed as the attached financing document of the Financing Facility Agreement with the No. of _________. After the Contract has become effective, all of its terms and conditions shall be integrated into the Financing Facility Agreement as an integral part (If the Borrower has signed the Financing Facility Agreement previously, this term shall be selected and the number of the Financing Facility Agreement shall be listed);

☑ The Contract is the independent credit document made between the Lender and the Borrower (This term shall be selected if the Lender and the Borrower have not made any financing amount agreement);

☒ The loan of the Contract is the new loan for repaying old debt, and the guarantor has been informed. The name of the original agreement:_____________ Date of Signing:_____________ No.: _____________ (If the loan is made to repay old debt, this term must be selected).

Commercial Terms

1.	Type of loan: ☑ Short-term working capital borrowing □Long-and mid-term working capital borrowing

2.	The amount of the loan under the Contract is Twenty Million Yuan in RMB.

3.	The specific usage of the loan under the Contract: Production Operation Turnover.

2

SPD Bank	Working Capital Borrowing Contract

4.	The period of the loan under the Contract: (use √ select one term and × for those unselected)

☐ From________________(dd/mm/yy) to ________________(dd/mm/yy);

☑ One year(s) (or 12  Month(s)) from the date of the initial withdrawal.

The actual dates of withdrawal and repayment shall be the dates recorded on the receipt of loan (loan certificate) made by the Lender and the Borrower. The date of the last repayment shall not be later than the loan period specified in the Contract. The receipt of loan (loan certificate) is an integral part of the Contract.

5.	The interest rate of the loan under the Contract shall be (√for one terms selected and× for those unselected):

☑ (1) RMB interest rate:

☑ Calculated according to the basic annual interest rate released by the People’s Bank of China for the loans of the same period and at the same level by (□increasing □lowering) 20%, that is, the annual interest rate at the time of singing the Contract is 6.972%.

☐ Other agreement: ____________________________________________________.

☑ (2) Foreign currency interest rate(√for one terms selected and× for those unselected):

☐ Calculated by adding_____on the LIBOR of the date of releasing the loan by the Lender(LIBOR + ___). “LIBOR” refers to the arithmetic average of the corresponding interest rate reported on the screen (if any) of Reuters (four decimal places). The said interest rate shall be the interest rate for the dollar deposit for the corresponding interest period of the loan at 11:00 (London Time) on the day of the determination of the interest rate.

☐ Other agreement: ____________________________________________________

☑ (3) Method of settling interest of loan (√ for one term selected and × for those unselected):
☑ Monthly settlement, the date of the settlement shall be the 20th date of every month;

3

SPD Bank	Working Capital Borrowing Contract

☐ Seasonal settlement, the date of the settlement shall be the 20th date of the last month of the season;
☐ Settlement upon the expiration of the loan with the repayment of the capital; and

☐ Other method: ________________.

In case of repayment by stages, the interest shall be settled with the final repayment.

☑ (4) Method of the interest rate adjustment of the RMB loan under the Contract:

Before the release of the RMB loan under the Contract, in case of loan interest rate adjustment by the People’s Bank of China, the basic interest rate at the time of releasing the loan shall be the basic interest rate specified by the People’s Bank of China for the loans during the same period at the same level on that day. In case of loan interest rate adjustment by the People’s Bank of China after the release of the loan under the Contract, the interest rate shall be (√ for one term selected and × for those unselected):

☑ Adjusted on the monthly basis at the 21st day of every month from the date of the adjustment;

☐ Adjusted on the seasonal basis at the 21st day of the last month of every season from the date of the adjustment

☐ Adjusted on the annual basis at ___ day (date) of ________ (month) of every year from the date of the adjustment;

☐ Not adjusted; and

☐ Other agreement: _________________________________________________________.

☑ (5) Methods of adjusting the interest rate of the loan under the Contract in foreign currency (√ for one term selected and × for those unselected):

☐ From the date of the release of the loan, the interest rate shall be adjusted according to the latest foreign currency interest rate every ____ month(s);

☐ Other agreement: ________________________________________________________.

4

SPD Bank	Working Capital Borrowing Contract

6.	The default interest rate under the Contract:

(1)	The default interest rate of the Contract shall be determined by adding 50% on the loan interest rate of that day; and

(2)
The default interest rate of the Contract for using the loan for other purposes than those specified in the Contract shall be determined by adding 100% on the loan interest rate of the day of misusing the loan.

7.	The withdrawal period of the loan under the Contract is from January 27, 2011 to January 27, 2012.

8.	The withdrawal schedule of the loan under the Contract is as follows (√ for one term selected and × for those unselected):

☑ See the following table for withdrawal schedule:

No.	Date of Withdrawal	Amount of Withdrawal
1	January 27, 2011	Twenty Million Yuan (RMB)
2		Twenty Million Yuan (RMB)
3		Twenty Million Yuan (RMB)
4		Twenty Million Yuan (RMB)
5		Twenty Million Yuan (RMB)

☐ Other agreement for withdrawal schedule: ________________________________________.

9.	The repayment schedule of the loan under the Contract is as follows (√ for one term selected and × for those unselected):

☑ See the following table for the repayment schedule:

No.	Date of Repayment	Amount of Repayment
1	January 27, 2012	Twenty Million Yuan (RMB)
2		Twenty Million Yuan (RMB)
3		Twenty Million Yuan (RMB)
4		Twenty Million Yuan (RMB)
5		Twenty Million Yuan (RMB)

☐  Other agreement for repayment schedule: _________________________________________

10.	Prepayment penalty: ___% of the total amount of the actual prepaid loan or ______ (amount) in ____ (currency).

11.	The amount of the capital of the prepayment shall not be less than ______ ten thousand (amount) in ____ (currency).

5

SPD Bank	Working Capital Borrowing Contract

12.	Opening accounts (√ for one term selected and × for those unselected):

☐ Non-specific account mode:

(1)	The common settlement account of the Borrower at the Lender:

Bank of deposit: _____________________
Name of account: _____________________
Account No.: _____________________

(2)	The special capital return account of the Borrower at the Lender:

Bank of deposit: _____________________
Name of account: _____________________
Account No.: _____________________

☑ Specific account mode:

(1)	The working capital borrowing specific account of the Borrower at the Lender:

Bank of deposit: Quanzhou Branch of Shanghai Pudong Development Bank
Name of account: Shishi Feiying Plastic Co., Ltd.
Account No.: 17610155300001547

(2) The common settlement account of the Borrower at the Lender:

Bank of deposit: Quanzhou Branch of Shanghai Pudong Development Bank
Name of account: Shishi Feiying Plastic Co., Ltd.
Account No.: 17610155300001161

(3)	The special capital return account of the Borrower at the Lender:

Bank of deposit: Quanzhou Branch of Shanghai Pudong Development Bank
Name of account: Shishi Feiying Plastic Co., Ltd.
Account No.: 17610155300001161

13.	Lender entrusted payment: The loan fund payment with clarified payment object and a single payment amount of more than Five Million Yuan, the Lender entrusted payment shall be used.

14.	The Borrower agrees to pay the Lender with a monitoring fee for working capital borrowing specific account of _____________(amount and currency); The way of payment: ________________.

6

SPD Bank	Working Capital Borrowing Contract

15.	The guarantors and guarantee contracts for the debt under the Contract that are agreed by the Borrower include:

☐ Guarantor: ___________________ Guarantee Contract with No.: [   ];

☐ Pledger: ____________________ Mortgage Contract with No.: [   ];

☐ Pledgor: ____________________. Pledge Contract with No.  : [    ];

☐ Other guarantee____________________________________________.

16.	Default

Liquidated Damages: 0.1% of the capital of the loan or __________________________.

17.	Appendixes of the Contract:
(1)	_______________.
(2)	_______________.
(3)	_______________.
(4)	_______________.
(5)	_______________.

18.  Miscellaneous

(1)
The common settlement account is income account and repayment reserve account, and the payment of the capital and interest of the working capital borrowing shall be made through the common settlement account.

(2)	The Contract is guaranteed by the Maximum Amount Guarantee Contracts with the No. of ZB1761201128009701 and ZB1761201128009702.

19.	The original Contract is in duplicate. The Borrower shall keep one copy, the Lender shall keep ___ copy, and _____ shall keep _____. The original contracts shall have the same legal effect.

7

SPD Bank	Working Capital Borrowing Contract

(SIGNATURE PAGE)

This Contract is signed on January 27, 2011 by and between the Guarantor and the Creditor. The Guarantor confirms that (i) the parties have described and discussed all terms of this Contract in detail at the time of execution of this Contract, (ii) they have no doubts in all terms hereof, and (iii) they have accurately understood the legal meanings of the terms in relation to rights, obligations, limitations of liabilities or exemptions, of the parties hereto.

Guarantor (common seal): Shishi Feiying Plastic Co., Ltd.

Signed or sealed by Legal Representative or Authorized Agent: Wu Licong ___________________________________________ (The above is applicable to the legal person)

Creditor (common seal): SPD Bank Quanzhou Branch Signed or sealed by Responsible Officer or Authorized Agent: Xu Yunqiu

Signed by Guarantor Category and number of valid identity card: ___________________________________________________ (The above is applicable to the natural person)

Residence:	Principal Business Address:
Zip Code:	Zip Code:
Tel:	Tel:
Fax:	Fax:
E-mail:	E-mail:
Contact Person:	Contact Person:

8

SPD Bank	Working Capital Borrowing Contract

Appendix 1
Withdrawal Application under the Working Capital Borrowing Contract
(Applicable to Specific Account for Working Capital Borrowing)

 No.: 001

To: Quanzhou Branch of Shanghai Pudong Development Bank

Based on the Working Capital Borrowing Contract (the Borrowing Contract hereafter) made by our company and your bank on January 27, 2011 with the number of [17612011280097], and according to the withdrawal schedule specified in the Borrowing Contract, our company has planned to withdraw the loan for the first time on January 27, 2011 with the amount of Twenty Million Yuan in RMB.

According to the Borrowing Contract, the payment shall be made to the Borrower’s specific account for the working capital borrowing at Shanghai Pudong Development Bank. The name of the account: Shishi Feiying Plastic Co., Ltd. and the Account No.: 17610155300001547

Our company confirms here that by the date of the issuance of the application, no event or situation of default has occurred. Our company further confirms that all of the committed items specified in the Borrowing Contract have been met according to all of the applicable preconditions specified in the Borrowing Contract.

For your approval.

Applied by: (Official Seal)

Legal representative or his authorized agent: (signature or seal) January 27, 2011

9

SPD Bank	Working Capital Borrowing Contract

Appendix 2:
Payment Application
(Applicable to Specific Account for Working Capital Borrowing)

Quanzhou Branch of Shanghai Pudong Development Bank

Based on the Working Capital Borrowing Contract (the Borrowing Contract hereafter) made by our company and your bank on January 27, 2011 with the number of [17612011280097], and according to the terms and conditions of the Borrowing Contract regarding to the paid monitoring of the fund in the specific account for working capital borrowing, our company hereby applies to your bank for using the 1st method of the following methods to pay the external borrowing fund with the specific account for working capital borrowing:

(I)	Lender Entrust Modes

(1)	Our company has provided your bank with the following related materials according to the Borrowing Contract:

☐ The commercial contract and the written documents that can actually reflect the payment obligations of the Borrower and loan usage;

☐ Related invoices or receipts. If such invoices or receipts are not available at the time of payment, the Borrower shall provide the invoices or receipts in a timely way after the payment;

☑ Legal and effective payment certificates;

☐ Other ______________________________

10

SPD Bank	Working Capital Borrowing Contract

(2)	Please transfer the loan capital to the following account of the transaction object in following amount after the examination and approval according to the Borrowing Contract at January 2, 2011:

No.	Amount	Account Name	Bank of Deposit	Account No.
	20000000	Fujian Qiushi Chemical Co., Ltd	Industry and Commercial Bank of China Sanming Branch	1404402619000003806

(II)	Borrower’s Independent Payment Modes:

(1)	Our company has provided your bank with the following related materials according to the Borrowing Contract:

☐ The commercial contract and the written documents that can actually reflect the payment obligations of the Borrower and loan usage;

☐ Other ______________________________

The details of payment are as follows:

	Applied Payment Item (Usage)	Payment Amount (Ten Thousand Yuan)	Payment Date
1
2
3
4
5
6
Total Amount:

(2)	Please transfer the loan capital to common settlement account of our company at your company in mentioned amount after the examination and approval according to the Borrowing Contract.

For your approval

                                     Applied by: (Reserved seal and signature for the
specific account for the working capital borrowing)

Date:

11

No.: 2B1761201128009702

SPD Bank

Maximum Guarantee Contract

1

SPD Bank	Maximum Guarantee Contract

Maximum Guarantee Contract

This Maximum Guarantee Contract (“Contract”) is entered into by and between:

Guarantor: HongJianghan，WuLicong.

And

Creditor: SPD Bank Quanzhou Branch

Whereas,

For ensuring the complete and timely performance of all the obligations under the principal contracts (please refer to Article 7 hereof for details) by the Debtor, and for securing the Creditor's claims, the Guarantor is willing to guarantee all obligations of the Debtor under the principal contracts.

This Contract is made and entered into by and between the Guarantor and the Creditor in order to define their respective rights and obligations through negotiation for common compliance.

Article 1 Principal Claims Guaranteed

Please refer to Article 7 hereof for details of the Principal Claims Guaranteed hereunder.

Article 2 Guarantee Liability

1.	Guaranteed Scope

The Maximum Guarantee hereunder, in addition to the Principal Claims under the principal contracts, shall be extended to interests accruals thereon (the “interest accruals” hereunder shall refer to interests, penalties and compound interests), liquidated damages, damages, service charges and other fees arising out of execution or performance of this Contract, and the fees arising out of realization of claims and guarantees by the Creditor (including but not limited to disposal charges, taxes, court fees, auction fees, attorney's fees and travel expenses), and those security deposits that have been requested by the Creditor but not added.

2.	Method of Guarantee

The guarantee hereunder shall be a joint and several one.

The Guarantor confirms that the Creditor shall be entitled to request it to bear guarantee liability to the extent of the guaranteed scope as specified in this Contract without claiming any other prior guarantee liability against other guarantors if the Debtor fails to perform its obligations pursuant to the principal contracts, irrespective of other guarantees (including but not limited surety, mortgages and pledge, etc.) in favor of the Creditor's claims under the principal contracts.

2

SPD Bank	Maximum Guarantee Contract

The Guarantor hereby waives its defense of requesting the execution of the collaterals of the Debtor in the first instance.

3.	Period of Guarantee (“Guarantee Period”)

The Guarantee Period hereunder shall be independently and separately determined subject to each claim against the Debtor by the Creditor, which shall start from the expiry date of performance period of contractual obligations under each claim, and will keep in force for two years after the expiry date of performance period as specified in such claim contract.

The Guarantor shall bear separate guarantee liability for repayment of each installment under each contract during the period for the arising of the claims (“Claims Period”). And the Guarantee Period shall start from the expiry date of performance period of each installment of obligations, and will keep in force for two years after the expiry date of repayment performance period of the final installment of the single contract.

The term “Due” or “Expiry” shall include earlier expiry as declared by the Creditor.

If the Principal Claims declared to become due earlier are the whole or part of claims during the Claims Period, the earlier due date as declared shall refer to the due date of the whole or part of such claims, and the Claims Period shall be expired concurrently.

If the Creditor and the Debtor enter into an extension agreement for performance of obligations, the Guarantee Period shall be two years after the expiry date of the renewed performance period as specified in such extension agreement. It is not required to get the Guarantor's consents for any such extension, and it shall still bear the joint and several liabilities as before.

3

SPD Bank	Maximum Guarantee Contract

4.	Modifications to Principal Contracts

The Creditor's rights and benefits hereunder shall not be affected by any grace or extension granted to the Debtor by the Creditor for the repayment, or any modification, change or substitute to any term of the principal contracts that may be made by the Creditor and the Debtor. In the event of any occurrence of the above circumstances, the Guarantor shall be deemed to agree on the same in advance, and whereby its guarantee liability shall not be reduced or released in any way.

If the principal contracts deal with L/C, L/G or standby L/C given to the Debtor by the Creditor, it is not required to get the Guarantor's consents or send further notice to the Guarantor for any modification to L/C, L/G or standby L/C under the principal contracts. The Guarantor shall be deemed to agree on any such modification in advance, and whereby its guarantee liability shall not be reduced or released in any way.

Article 3 Representations and Warranties

The Guarantor hereby represents and warrants to the Creditor as follows:

(1)	The Guarantor, an independent legal person, with all necessary capability, is capable of performing its obligations hereunder and independently bearing the civil liability in its own name.

(2)
The Guarantor has the power to sign this Contract, and has obtained all authorization and approvals necessary to execute this Contract and perform its obligations hereunder. All terms hereof, conforming to true intents of the Guarantor, shall be binding upon it.

(3)
The Guarantor shall comply with disciplines and laws. Execution and performance of this Contract by the Guarantor shall not violate the laws (including all laws, regulations, rules, local provisions and judicial interpretations), articles of association, relevant documents, judgments and awards of competent authorities, applicable to it, nor conflict with any contract, agreement signed by the Guarantor, or any other obligations binding upon it.

(4)
The Guarantor shall ensure that (i) all of its financial statements (if any) conform to the laws of the PRC (excluding Hong Kong, Macao and Taiwan), (ii) all of these financial statements reflect its financial conditions truly, completely and fairly, and (iii) all information and documents in relation to this Contract are true, valid, accurate, complete and free of any keep-back.

(5)	The Guarantor ensures to complete the filing, registration or other formalities necessary to effect and perform this Contract at its own taxes and costs.

(6)	The Guarantor's operating and financial conditions have not met material adverse changes as of the issuing of the latest audited financial statement.

(7)
The Guarantor has disclosed to the Creditor the material facts and information, playing a key role in determining whether to grant the finance under the principal contracts by the Creditor, which it has known or should have known.

4

SPD Bank	Maximum Guarantee Contract

(8)
The Guarantor confirms that any arrears have not occurred and will not occur as of the date of execution of, and during the performance of this Contract, including but not limited to employee salaries, medical, disability allowances, disability pensions and compensation, etc.

(9)	The Guarantor warrants that there is no condition or event that causes or may cause material adverse impacts against its capability to perform this Contract.

Article 4 Covenants

1.	Undertakings of Guarantor

(1)	The Guarantor undertakes not to take any of the following acts without prior written consents of the Creditor:

a.	Sell, present, lease, lend, transfer, mortgage, pledge or otherwise dispose the whole or substantial part of its material assets;

b.
Materially change its operating system or ownership organization, including but not limited to contracting, lease, joint operation, company-related improvement, shareholding reforms, transfer of shares, consolidation (or merger), joint venture (or cooperation), division, incorporation of subsidiary, transfer of property rights, reduction of capitals, etc.;

c.	Modify its articles of association, or change its scope of business or principal business;

d.	Grant guarantees in favor of a third party, which causes material adverse impacts against its financial conditions or its capability to perform its obligations hereunder;

e.	Apply or petition for reorganization, bankruptcy or dissolution;

f.	Sign contracts/agreements or bear relevant obligations, which may cause material adverse impacts against its capabilities to perform its obligations hereunder.

(2)
The Guarantor undertakes to promptly inform the Creditor on the date of occurrence of any of the following events, and to send to the Creditor the originals of relevant notices (affixed with common seals if the Guarantor is not a natural person, or signed if the Guarantor is a natural person) within five (5) banking business days from the date of occurrence of any such event:

a.	The representations and warranties of the Guarantor hereunder become untrue and inaccurate upon occurrence of relevant events;

b.
The Guarantor or its controlling shareholders, actual controllers or associated persons are involved in suits, arbitrations, or their assets are seized, sealed, frozen, enforced or otherwise taken other measures with the same functions, or their respective legal representatives, directors, supervisors and senior officers are involved in suits, arbitrations, or otherwise taken with other enforceable measures;

5

SPD Bank	Maximum Guarantee Contract

c.
The Guarantor's legal representative or its authorized agent, responsible officer, main financial head, mailing address, enterprise name and/or business office are replaced or changed; or the Guarantor changes its residence, habitual residence, or replaces its employer, or leaves away from the city where it permanently lives, or changes its name, or its incomes meet adverse change;

d.	It has been petitioned for reorganization, bankruptcy by other creditors, or cancelled by the competent authority at higher level.

(3)	The Guarantor undertakes to provide necessary financial information or income certifications at the request of the Creditor during the execution and performance of this Contract.

(4)
If the principal contracts deal with L/C, L/G or standby L/C given to the Debtor by the Creditor, the Guarantor undertakes to bear joint and several liability for making up the security deposits if the Debtor fails to make up the security deposits (including the advance make-up) according to applicable requirements.

(5)
The Guarantor undertakes not to exercise its recourse rights and other relevant rights against the Debtor in relation to performance of this Contract before the Debtor pays to the Creditor all the obligations under the principal contracts.

(6)
If the Debtor repays to the Creditor the whole or part of the obligations in advance, or if the Debtor pays to the Creditor individually, the Guarantor shall bear joint and several liabilities for the Creditor's claims against the Debtor after any such advance repayment or individual pay-off.

2.	Provisions on Money Transfer

(1)
If the Guarantor has due obligations or is required to make up the security deposits, it authorizes the Creditor to directly transfer the funds under any of its accounts opened with SPD Bank for satisfying its due obligations or making up its security deposits.

(2)
Unless otherwise as specified by the competent authorities of the State, the transferred amount shall be applied to satisfy the due obligations subject to the orders as follows: the due and unpaid fees of the Guarantor and the Debtor in the first instance, then the due and unpaid interest accruals, and the due and unpaid principals in the final. The Creditor shall be entitled to determine the pay-off orders if there is more than one claim that has become due but unpaid.

(3)
If the currency of transferred amount is inconsistent with that of the obligations to be paid, the Creditor shall be entitled to purchase the exchange at the exchange rate as determined by it for satisfying such obligations; however, the exchange rate risks shall be borne by the Guarantor.

6

SPD Bank	Maximum Guarantee Contract

3.	Certification of Claims

Valid vouchers verifying the claims guaranteed by the Guarantor shall be subject to the accounting vouchers that have been issued and recorded by the Creditor according to its own business regulations.

4.	Notice and Service

(1)
Any notice to the other party by one party shall be sent to the address as set forth on the first page of this Contract, or other address notified by the other party in writing. If the notice is sent to the above address, it shall be deemed to be served on the following dates: (i) on the 7th banking business day if it is a letter and sent to the principal business address of the legal person and its subsidiaries, and other economic organizations, or the residence of the natural person, by a registered mail; (ii) on the date when it is signed and accepted by the addressee if it is sent by personal delivery; and (iii) on the date of the sending of the fax or e-mail if it is sent by fax or e-mail. However, all notices, requests or other communications sent or delivered to the Creditor shall be deemed to be served on the date when they are actually received by the Creditor. If any notice or request is sent to the Creditor by fax or e-mail, it is required to send the originals of the same (affixed with common seals if the Guarantor is not a natural person, or signed if the Guarantor is a natural person) to the Creditor for confirmation by personal delivery or post.

(2)
The Guarantor agrees that any summon or notice in respect of any suit against it shall be deemed to be served on it if the same is sent to its residence as set forth on the first page of this Contract. Any change of the above address shall not be binding upon the Creditor, unless otherwise notified to the Creditor in writing in advance.

5.	Effectiveness, Modification and Termination

(1)
This Contract comes into effect after it is affixed with common seals by the Guarantor and the Creditor, and signed or sealed by their respective legal representatives/responsible officers or authorized agents (if the Guarantor is a natural person, it is only required to sign), and will keep in force until the claims guaranteed hereunder are cleared in full.

(2)
The validity of this Contract shall be independent of that of the principal contracts, and it shall not become null and void or cancelled as a result of invalidity or cancellation of the principal contracts.

(3)
Any party shall not modify or rescind this Contract earlier at its own discretions after it becomes effective. If it is required to modify or rescind this Contract, a written agreement shall be made through negotiation by the parties hereto.

Article 5 Breaching Events and Settlement

1.	Breaching Events

The Guarantor shall be deemed to breach this Contract against the Creditor under any of the following circumstances:

a.
Any representation, statement or warranty of the Guarantor under this Contract, or any notice, authorization, approval, consent, certificate and other document given or made according to or in relation to this Contract, are incorrect or misunderstanding, or are verified as incorrect or misunderstanding, or are verified to lose effect, or are cancelled, or become null and void.

7

SPD Bank	Maximum Guarantee Contract

b.	The Guarantor has breached any of the covenants under Article 4 hereof.

c.
The Guarantor discontinues its business, shuts down, is out-of-business, is suspended for reorganization or restructured, or goes into liquidation, or is handed over or trusted, or is dissolved, or its business license is cancelled or withdrawn, or it becomes bankrupt.

d.	The Guarantor dies or is declared as dead if it is a natural person.

e.	The Guarantor transfers or attempts to transfer its assets by circumventing the change of its marriage relationship.

f.
Financial conditions of the Guarantor become worse, or there is severe difficulty in its operation, or there are events or circumstances that may cause adverse impacts against its normal operation, financial conditions or solvencies.

g.
The Guarantor or its controlling shareholders, actual shareholders or associated persons are involved in material suits and arbitrations, or their material assets are seized, sealed, frozen, enforced or otherwise taken other measures with the same functions, or their respective legal representatives, directors, supervisors and senior officers are involved in suits, arbitrations, or otherwise taken with other enforceable measures, which cause adverse impacts against the solvencies of the Guarantor.

h.	The Guarantor conducts other activities by breaching this Contract that are enough to prevent normal performance of this Contract, or has other acts damaging proper benefits of the Creditor.

2.	Settlement against Breach

In the event of any of the above breaching events, the Creditor shall be entitled to declare Principal Claims and/or Claims Period to become due earlier, to request the Guarantor to bear the guarantee liability or request the Debtor to make up the security deposits, and to request the Guarantor to pay liquidated damages (please refer to Article 7 hereof for details of calculation of such liquidated damages). The Guarantor shall indemnify all of the losses caused to the Creditor provided that the above liquidated damages are not enough to cover the losses of the Creditor.

8

SPD Bank	Maximum Guarantee Contract

Article 6 Miscellaneous

1.	Governing Law

This Contract shall be governed by the laws of the PRC (excluding Hong Kong, Macao and Taiwan).

2.	Dispute Resolutions

Any dispute in relation to this Contract may be resolved through friendly negotiation; if not reached, the People's Court at the location of the Creditor shall have non-exclusive jurisdictions over such dispute. The parties hereto shall continue to perform the undisputed terms during the settlement of such dispute.

3.	Others

(1)
Anything not covered herein and that is needed may be recorded in Article 7 hereof based on covenants of the parties hereto, or may be made in a written agreement as attached hereto. The Appendix as attached hereto (please refer to Article 7 hereof), being integral to this Contract, shall have the same force and effect with the text of this Contract.

(2)	Unless otherwise as specially provided in this Contract, relevant terms and expressions herein shall have the same meanings as ascertained in the principal contracts.

Article 7 Essential Terms of This Contract

1.	Principal contracts guaranteed under this Contract [corresponding to Recitals of this Contract]

(1)
The principals contracts shall refer to the contract entitled as  /  dated on [●], or all the contracts signed in the period from January 27, 2011 to January 27, 2012, by and between the Debtor and the Creditor. The Creditor hereunder shall mean SPD Bank Quanzhou Branch.

(2)	The Debtor under the principal contracts shall mean Shishi Feiying Plastic Co., Ltd., whose residence is at Longshan Development Zone, Ganjiang Town, Shishi City.

2.	Principal Claims guaranteed under this Contract [corresponding to Article 1 of this Contract]

The Principal Claims guaranteed under this Contract shall mean one or more credit consecutively granted to the Debtor by the Creditor from January 27, 2011 to January 27, 2012 (“Claims Period”) according to the principal contracts, including but not limited to all kinds of contingent obligations arising out of all kinds of loans and the opening of bank acceptance drafts，L/C (names of interim business). The balance of the above Principal Claims during the Claims Period shall be limited to the extent of RMB (currency) Thirty-three Million (in words) (or equivalents in other currency). If the currency of the Principal Claims is not the RMB, such Principal Claims shall be converted at the applicable exchange rate as determined by the Creditor.

9

SPD Bank	Maximum Guarantee Contract

3.	Settlement for breach [corresponding to 2 of Article 5 hereof]

Liquidated damages: at 0.1% of the Principal Claims (in words) or _______________________________________________________________________

4.	Appendix as attached to this Contract [corresponding to (1) of 3 of Article 6 hereof]

(1)	_____________________
(2)	_____________________
(3)	_____________________
(4)	_____________________
(5)	_____________________

5.	Others [corresponding to (1) of 3 of Article 6 hereof]

________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

6.
This Contract is made in two counterparts with the Guarantor holding one counterpart and the Creditor holding one counterparts respectively, and each counterpart shall have the same force and effect with other counterparts.

  (The remainder of this page intentionally left blank)

10

SPD Bank	Maximum Guarantee Contract

(SIGNATURE PAGE)

This Contract is signed on January 27, 2011 by and between the Guarantor and the Creditor. The Guarantor confirms that (i) the parties have described and discussed all terms of this Contract in detail at the time of execution of this Contract, (ii) they have no doubts in all terms hereof, and (iii) they have accurately understood the legal meanings of the terms in relation to rights, obligations, limitations of liabilities or exemptions, of the parties hereto.

Guarantor (common seal):

Signed or sealed by Legal Representative or Authorized Agent: ___________________________________________ (The above is applicable to the legal person)

Creditor (common seal): SPD Bank Fuzhou Branch Signed or sealed by Responsible Officer or Authorized Agent:

Signed by Guarantor

Category and number of valid identity card:

 ID No. 359002195801061537, ID No. 359002196607222047
(The above is applicable to the natural person)

Residence:	Principal Business Address:
Zip Code:	Zip Code:
Tel:	Tel:
Fax:	Fax:
E-mail:	E-mail:
Contact Person:	Contact Person:

11

SPD Bank	Maximum Guarantee Contract

Undertaking Letter Form (applicable to the Guarantor if it is a natural person) issued by its spouse who agrees on the disposal of co-owned properties:

Appendix:

Letter of Undertaking on Agreeing on Execution of Co-owned Properties

                                                    Number:

To SPD Bank   Branch,

       (identity No.: ) is the legal spouse of the Guarantor named as . For the purpose of execution and performance of the Maximum Guarantee Contract (No.: ), he/she hereby makes undertakings as follows:

I have known well the execution of the above guarantee contract by , and I agree on the execution and performance of such guarantee contract. Meanwhile, I accept and acknowledge that the Creditor is entitled to dispose the co-owned properties pursuant to such guarantee contract if the Guarantor bears the guarantee liability pursuant to such guarantee contract.

Undertaken by:

MM/DD/YY

Annexes:

1.	Copy of Identity Card
2.	Copy of Marriage Certificate

12

No.: 2B1761201128009702

SPD Bank

Maximum Guarantee Contract

SPD Bank	Maximum Guarantee Contract

Maximum Guarantee Contract

This Maximum Guarantee Contract (“Contract”) is entered into by and between:

Guarantor: Shishi LiXiang Foods Co., Ltd.

And

Creditor: SPD Bank Quanzhou Branch

Whereas,

For ensuring the complete and timely performance of all the obligations under the principal contracts (please refer to Article 7 hereof for details) by the Debtor, and for securing the Creditor's claims, the Guarantor is willing to guarantee all obligations of the Debtor under the principal contracts.

This Contract is made and entered into by and between the Guarantor and the Creditor in order to define their respective rights and obligations through negotiation for common compliance.

Article 1 Principal Claims Guaranteed

Please refer to Article 7 hereof for details of the Principal Claims Guaranteed hereunder.

Article 2 Guarantee Liability

1.	Guaranteed Scope

The Maximum Guarantee hereunder, in addition to the Principal Claims under the principal contracts, shall be extended to interests accruals thereon (the “interest accruals” hereunder shall refer to interests, penalties and compound interests), liquidated damages, damages, service charges and other fees arising out of execution or performance of this Contract, and the fees arising out of realization of claims and guarantees by the Creditor (including but not limited to disposal charges, taxes, court fees, auction fees, attorney's fees and travel expenses), and those security deposits that have been requested by the Creditor but not added.

SPD Bank	Maximum Guarantee Contract

2.	Method of Guarantee

The guarantee hereunder shall be a joint and several one.

The Guarantor confirms that the Creditor shall be entitled to request it to bear guarantee liability to the extent of the guaranteed scope as specified in this Contract without claiming any other prior guarantee liability against other guarantors if the Debtor fails to perform its obligations pursuant to the principal contracts, irrespective of other guarantees (including but not limited surety, mortgages and pledge, etc.) in favor of the Creditor's claims under the principal contracts.

The Guarantor hereby waives its defense of requesting the execution of the collaterals of the Debtor in the first instance.

3.	Period of Guarantee (“Guarantee Period”)

The Guarantee Period hereunder shall be independently and separately determined subject to each claim against the Debtor by the Creditor, which shall start from the expiry date of performance period of contractual obligations under each claim, and will keep in force for two years after the expiry date of performance period as specified in such claim contract.

The Guarantor shall bear separate guarantee liability for repayment of each installment under each contract during the period for the arising of the claims (“Claims Period”). And the Guarantee Period shall start from the expiry date of performance period of each installment of obligations, and will keep in force for two years after the expiry date of repayment performance period of the final installment of the single contract.

The term “Due” or “Expiry” shall include earlier expiry as declared by the Creditor.

If the Principal Claims declared to become due earlier are the whole or part of claims during the Claims Period, the earlier due date as declared shall refer to the due date of the whole or part of such claims, and the Claims Period shall be expired concurrently.

If the Creditor and the Debtor enter into an extension agreement for performance of obligations, the Guarantee Period shall be two years after the expiry date of the renewed performance period as specified in such extension agreement. It is not required to get the Guarantor's consents for any such extension, and it shall still bear the joint and several liabilities as before.

SPD Bank	Maximum Guarantee Contract

4.	Modifications to Principal Contracts

The Creditor's rights and benefits hereunder shall not be affected by any grace or extension granted to the Debtor by the Creditor for the repayment, or any modification, change or substitute to any term of the principal contracts that may be made by the Creditor and the Debtor. In the event of any occurrence of the above circumstances, the Guarantor shall be deemed to agree on the same in advance, and whereby its guarantee liability shall not be reduced or released in any way.

If the principal contracts deal with L/C, L/G or standby L/C given to the Debtor by the Creditor, it is not required to get the Guarantor's consents or send further notice to the Guarantor for any modification to L/C, L/G or standby L/C under the principal contracts. The Guarantor shall be deemed to agree on any such modification in advance, and whereby its guarantee liability shall not be reduced or released in any way.

Article 3 Representations and Warranties

The Guarantor hereby represents and warrants to the Creditor as follows:

(1)	The Guarantor, an independent legal person, with all necessary capability, is capable of performing its obligations hereunder and independently bearing the civil liability in its own name.

(2)
The Guarantor has the power to sign this Contract, and has obtained all authorization and approvals necessary to execute this Contract and perform its obligations hereunder. All terms hereof, conforming to true intents of the Guarantor, shall be binding upon it.

(3)
The Guarantor shall comply with disciplines and laws. Execution and performance of this Contract by the Guarantor shall not violate the laws (including all laws, regulations, rules, local provisions and judicial interpretations), articles of association, relevant documents, judgments and awards of competent authorities, applicable to it, nor conflict with any contract, agreement signed by the Guarantor, or any other obligations binding upon it.

(4)
The Guarantor shall ensure that (i) all of its financial statements (if any) conform to the laws of the PRC (excluding Hong Kong, Macao and Taiwan), (ii) all of these financial statements reflect its financial conditions truly, completely and fairly, and (iii) all information and documents in relation to this Contract are true, valid, accurate, complete and free of any keep-back.

(5)	The Guarantor ensures to complete the filing, registration or other formalities necessary to effect and perform this Contract at its own taxes and costs.

(6)	The Guarantor's operating and financial conditions have not met material adverse changes as of the issuing of the latest audited financial statement.

(7)
The Guarantor has disclosed to the Creditor the material facts and information, playing a key role in determining whether to grant the finance under the principal contracts by the Creditor, which it has known or should have known.

SPD Bank	Maximum Guarantee Contract

(8)
The Guarantor confirms that any arrears have not occurred and will not occur as of the date of execution of, and during the performance of this Contract, including but not limited to employee salaries, medical, disability allowances, disability pensions and compensation, etc.

(9)	The Guarantor warrants that there is no condition or event that causes or may cause material adverse impacts against its capability to perform this Contract.

Article 4 Covenants

1.	Undertakings of Guarantor

(1)	The Guarantor undertakes not to take any of the following acts without prior written consents of the Creditor:

a.	Sell, present, lease, lend, transfer, mortgage, pledge or otherwise dispose the whole or substantial part of its material assets;

b.
Materially change its operating system or ownership organization, including but not limited to contracting, lease, joint operation, company-related improvement, shareholding reforms, transfer of shares, consolidation (or merger), joint venture (or cooperation), division, incorporation of subsidiary, transfer of property rights, reduction of capitals, etc.;

c.	Modify its articles of association, or change its scope of business or principal business;

d.	Grant guarantees in favor of a third party, which causes material adverse impacts against its financial conditions or its capability to perform its obligations hereunder;

e.	Apply or petition for reorganization, bankruptcy or dissolution;

f.	Sign contracts/agreements or bear relevant obligations, which may cause material adverse impacts against its capabilities to perform its obligations hereunder.

(2)
The Guarantor undertakes to promptly inform the Creditor on the date of occurrence of any of the following events, and to send to the Creditor the originals of relevant notices (affixed with common seals if the Guarantor is not a natural person, or signed if the Guarantor is a natural person) within five (5) banking business days from the date of occurrence of any such event:

a.	The representations and warranties of the Guarantor hereunder become untrue and inaccurate upon occurrence of relevant events;

b.
The Guarantor or its controlling shareholders, actual controllers or associated persons are involved in suits, arbitrations, or their assets are seized, sealed, frozen, enforced or otherwise taken other measures with the same functions,or their respective legal representatives, directors, supervisors and senior officers are involved in suits, arbitrations, or otherwise taken with other enforceable measures;

SPD Bank	Maximum Guarantee Contract

c.
The Guarantor's legal representative or its authorized agent, responsible officer, main financial head, mailing address, enterprise name and/or business office are replaced or changed; or the Guarantor changes its residence, habitual residence, or replaces its employer, or leaves away from the city where it permanently lives, or changes its name, or its incomes meet adverse change;

d.	It has been petitioned for reorganization, bankruptcy by other creditors, or cancelled by the competent authority at higher level.

(3)	The Guarantor undertakes to provide necessary financial information or income certifications at the request of the Creditor during the execution and performance of this Contract.

(4)
If the principal contracts deal with L/C, L/G or standby L/C given to the Debtor by the Creditor, the Guarantor undertakes to bear joint and several liability for making up the security deposits if the Debtor fails to make up the security deposits (including the advance make-up) according to applicable requirements.

(5)
The Guarantor undertakes not to exercise its recourse rights and other relevant rights against the Debtor in relation to performance of this Contract before the Debtor pays to the Creditor all the obligations under the principal contracts.

(6)
If the Debtor repays to the Creditor the whole or part of the obligations in advance, or if the Debtor pays to the Creditor individually, the Guarantor shall bear joint and several liabilities for the Creditor's claims against the Debtor after any such advance repayment or individual pay-off.

2.	Provisions on Money Transfer

(1)
If the Guarantor has due obligations or is required to make up the security deposits, it authorizes the Creditor to directly transfer the funds under any of its accounts opened with SPD Bank for satisfying its due obligations or making up its security deposits.

(2)
Unless otherwise as specified by the competent authorities of the State, the transferred amount shall be applied to satisfy the due obligations subject to the orders as follows: the due and unpaid fees of the Guarantor and the Debtor in the first instance, then the due and unpaid interest accruals, and the due and unpaid principals in the final. The Creditor shall be entitled to determine the pay-off orders if there is more than one claim that has become due but unpaid.

(3)
If the currency of transferred amount is inconsistent with that of the obligations to be paid, the Creditor shall be entitled to purchase the exchange at the exchange rate as determined by it for satisfying such obligations; however, the exchange rate risks shall be borne by the Guarantor.

SPD Bank	Maximum Guarantee Contract

3.	Certification of Claims

Valid vouchers verifying the claims guaranteed by the Guarantor shall be subject to the accounting vouchers that have been issued and recorded by the Creditor according to its own business regulations.

4.	Notice and Service

(1)
Any notice to the other party by one party shall be sent to the address as set forth on the first page of this Contract, or other address notified by the other party in writing. If the notice is sent to the above address, it shall be deemed to be served on the following dates: (i) on the 7th banking business day if it is a letter and sent to the principal business address of the legal person and its subsidiaries, and other economic organizations, or the residence of the natural person, by a registered mail; (ii) on the date when it is signed and accepted by the addressee if it is sent by personal delivery; and (iii) on the date of the sending of the fax or e-mail if it is sent by fax or e-mail. However, all notices, requests or other communications sent or delivered to the Creditor shall be deemed to be served on the date when they are actually received by the Creditor. If any notice or request is sent to the Creditor by fax or e-mail, it is required to send the originals of the same (affixed with common seals if the Guarantor is not a natural person, or signed if the Guarantor is a natural person) to the Creditor for confirmation by personal delivery or post.

(2)
The Guarantor agrees that any summon or notice in respect of any suit against it shall be deemed to be served on it if the same is sent to its residence as set forth on the first page of this Contract. Any change of the above address shall not be binding upon the Creditor, unless otherwise notified to the Creditor in writing in advance.

5.	Effectiveness, Modification and Termination

(1)
This Contract comes into effect after it is affixed with common seals by the Guarantor and the Creditor, and signed or sealed by their respective legal representatives/responsible officers or authorized agents (if the Guarantor is a natural person, it is only required to sign), and will keep in force until the claims guaranteed hereunder are cleared in full.

(2)
The validity of this Contract shall be independent of that of the principal contracts, and it shall not become null and void or cancelled as a result of invalidity or cancellation of the principal contracts.

(3)
Any party shall not modify or rescind this Contract earlier at its own discretions after it becomes effective. If it is required to modify or rescind this Contract, a written agreement shall be made through negotiation by the parties hereto.

Article 5 Breaching Events and Settlement

1.	Breaching Events

The Guarantor shall be deemed to breach this Contract against the Creditor under any of the following circumstances:

a.
Any representation, statement or warranty of the Guarantor under this Contract, or any notice, authorization, approval, consent, certificate and other document given or made according to or in relation to this Contract, are incorrect or misunderstanding, or are verified as incorrect or misunderstanding, or are verified to lose effect, or are cancelled, or become null and void.

SPD Bank	Maximum Guarantee Contract

b.	The Guarantor has breached any of the covenants under Article 4 hereof.

c.
The Guarantor discontinues its business, shuts down, is out-of-business, is suspended for reorganization or restructured, or goes into liquidation, or is handed over or trusted, or is dissolved, or its business license is cancelled or withdrawn, or it becomes bankrupt.

d.	The Guarantor dies or is declared as dead if it is a natural person.

e.	The Guarantor transfers or attempts to transfer its assets by circumventing the change of its marriage relationship.

f.
Financial conditions of the Guarantor become worse, or there is severe difficulty in its operation, or there are events or circumstances that may cause adverse impacts against its normal operation, financial conditions or solvencies.

g.
The Guarantor or its controlling shareholders, actual shareholders or associated persons are involved in material suits and arbitrations, or their material assets are seized, sealed, frozen, enforced or otherwise taken other measures with the same functions, or their respective legal representatives, directors, supervisors and senior officers are involved in suits, arbitrations, or otherwise taken with other enforceable measures, which cause adverse impacts against the solvencies of the Guarantor.

h.	The Guarantor conducts other activities by breaching this Contract that are enough to prevent normal performance of this Contract, or has other acts damaging proper benefits of the Creditor.

2.	Settlement against Breach

In the event of any of the above breaching events, the Creditor shall be entitled to declare Principal Claims and/or Claims Period to become due earlier, to request the Guarantor to bear the guarantee liability or request the Debtor to make up the security deposits, and to request the Guarantor to pay liquidated damages (please refer to Article 7 hereof for details of calculation of such liquidated damages). The Guarantor shall indemnify all of the losses caused to the Creditor provided that the above liquidated damages are not enough to cover the losses of the Creditor.

SPD Bank	Maximum Guarantee Contract

Article 6 Miscellaneous

1.	Governing Law

This Contract shall be governed by the laws of the PRC (excluding Hong Kong, Macao and Taiwan).

2.	Dispute Resolutions

Any dispute in relation to this Contract may be resolved through friendly negotiation; if not reached, the People's Court at the location of the Creditor shall have non-exclusive jurisdictions over such dispute. The parties hereto shall continue to perform the undisputed terms during the settlement of such dispute.

3.	Others

(1)
Anything not covered herein and that is needed may be recorded in Article 7 hereof based on covenants of the parties hereto, or may be made in a written agreement as attached hereto. The Appendix as attached hereto (please refer to Article 7 hereof), being integral to this Contract, shall have the same force and effect with the text of this Contract.

(2)	Unless otherwise as specially provided in this Contract, relevant terms and expressions herein shall have the same meanings as ascertained in the principal contracts.

Article 7 Essential Terms of This Contract

1.	Principal contracts guaranteed under this Contract [corresponding to Recitals of this Contract]

(1)
The principals contracts shall refer to the contract entitled as  /  dated on [●], or all the contracts signed in the period from January 27, 2011 to January 27, 2012, by and between the Debtor and the Creditor. The Creditor hereunder shall mean SPD Bank Fuzhou Branch.

(2)	The Debtor under the principal contracts shall mean Shishi Feiying Plastic Co., Ltd., whose residence is at Longshan Development Zone, Ganjiang Town, Shishi City.

2.	Principal Claims guaranteed under this Contract [corresponding to Article 1 of this Contract]

The Principal Claims guaranteed under this Contract shall mean one or more credit consecutively granted to the Debtor by the Creditor from January 27, 2011 to January 27, 2012 (“Claims Period”) according to the principal contracts, including but not limited to all kinds of contingent obligations arising out of all kinds of loans and the opening of bank acceptance drafts (names of interim business). The balance of the above Principal Claims during the Claims Period shall be limited to the extent of RMB (currency) Thirty-three Million (in words) (or equivalents in other currency). If the currency of the Principal Claims is not the RMB, such Principal Claims shall be converted at the applicable exchange rate as determined by the Creditor.

SPD Bank	Maximum Guarantee Contract

3.	Settlement for breach [corresponding to 2 of Article 5 hereof]

Liquidated damages: at 0.1% of the Principal Claims (in words) or
_________________________________________________________
4.	Appendix as attached to this Contract [corresponding to (1) of 3 of Article 6 hereof]

(1)	____________________
(2)	____________________
(3)	____________________
(4)	____________________
(5)	____________________

5.	Others [corresponding to (1) of 3 of Article 6 hereof]
___________________________________________________________
___________________________________________________________
___________________________________________________________
___________________________________________________________

6.
This Contract is made in two counterparts with the Guarantor holding one counterpart and the Creditor holding one counterparts respectively, and each counterpart shall have the same force and effect with other counterparts.

(The remainder of this page intentionally left blank)

SPD Bank	Maximum Guarantee Contract

(SIGNATURE PAGE)

This Contract is signed on January 27, 2011 by and between the Guarantor and the Creditor. The Guarantor confirms that (i) the parties have described and discussed all terms of this Contract in detail at the time of execution of this Contract, (ii) they have no doubts in all terms hereof, and (iii) they have accurately understood the legal meanings of the terms in relation to rights, obligations, limitations of liabilities or exemptions, of the parties hereto.

Guarantor (common seal): Shishi Lixiang Foods Co., Ltd.

Signed or sealed by Legal Representative or Authorized Agent: Wu Licong _______________________________________ (The above is applicable to the legal person)

Creditor (common seal): SPD Bank Fuzhou Branch Signed or sealed by Responsible Officer or Authorized Agent:

Signed by Guarantor Category and number of valid identity card: __________________________________________ (The above is applicable to the natural person)

Residence:	Principal Business Address:
Zip Code:	Zip Code:
Tel:	Tel:
Fax:	Fax:
E-mail:	E-mail:
Contact Person:	Contact Person:

SPD Bank	Maximum Guarantee Contract

Undertaking Letter Form (applicable to the Guarantor if it is a natural person) issued by its spouse who agrees on the disposal of co-owned properties:

Appendix:

Letter of Undertaking on Agreeing on Execution of Co-owned Properties

                                                    Number:

To SPD Bank   Branch,

        (identity No.: ) is the legal spouse of the Guarantor named as . For the purpose of execution and performance of the Maximum Guarantee Contract (No.: ), he/she hereby makes undertakings as follows:

I have known well the execution of the above guarantee contract by , and I agree on the execution and performance of such guarantee contract. Meanwhile, I accept and acknowledge that the Creditor is entitled to dispose the co-owned properties pursuant to such guarantee contract if the Guarantor bears the guarantee liability pursuant to such guarantee contract.

Undertaken by:

MM/DD/YY

Annexes:

1.	Copy of Identity Card
2.	Copy of Marriage Certificate